Fees Summary	Nov. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 301,224,101.91
Previously Paid Amount	0
Total Fee Amount	41,599.05
Total Offset Amount	0
Net Fee	$ 41,599.05